NYSA FUND

A SERIES OF

THE NYSA SERIES TRUST

507 Plum Street

Syracuse, New York 13204

NYSAX

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 26, 2011

This Statement of Additional Information is not a Prospectus.  It contains additional information about  the Nysa Fund (the “Fund”) and supplements information contained in the prospectus dated July 26, 2011 (“Prospectus”).  The Fund is a series of Nysa Series Trust, a registered open-end, non-diversified management investment company.  This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus, as it may from time to time be revised.   A copy of the Fund’s Prospectus may be obtained by writing the Fund’s Transfer Agent, Mutual Shareholder Services LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, OH 44147, or by calling the Transfer Agent toll free at 1-800-535-9169.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
Nysa Fund A Series of Nysa Series Trust 507 Plum Street Syracuse, New York 13204
TABLE OF CONTENTS

THE TRUST

3

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS

4

FUNDAMENTAL INVESTMENT LIMITATIONS

12

PORTFOLIO TURNOVER

13

DISCLOSURE OF PORTFOLIO HOLDINGS

14

EXCESSIVE TRADING POLICIES AND PROCEDURES

16

MANAGEMENT OF THE FUND

17

OVERSIGHT ROLE OF THE BOARD OF TRUSTEES; BOARD COMPOSITION AND STRUCTURE

17

TRUSTEES AND OFFICERS

18

THE INVESTMENT ADVISER

22

THE UNDERWRITER

25

SECURITIES TRANSACTIONS

27

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

29

TAXES

29

REDEMPTION IN KIND

31

HISTORICAL PERFORMANCE INFORMATION

30

PRINCIPAL SECURITY HOLDERS

33

CUSTODIAN

34

INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM

34

LEGAL COUNSEL

34

TRANSFER AGENT

34

PROXY VOTING PROCEDURES

45

FINANCIAL STATEMENTS

35

APPENDIX  A:   BOND RATINGS DEFINITIONS

36

APPENDIX  B:  PROXYVOTING

39

Nationwide (Toll Free) 1-800-535-9169

THE TRUST

Nysa Series Trust, an open-end, non-diversified management investment company, was organized as a Massachusetts business trust on November 20, 1996 (“Trust”).  The Trust currently offers one series of shares to investors, the Nysa Fund, formerly known as the New York Equity Fund (the “Fund”).  The name of the Trust and the Fund were changed as a result of an amendment to the Agreement and Declaration of Trust filed on July 27, 2007.

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund is not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority to divide or combine the shares of the Fund into a greater or lesser number of shares from time to time so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred.  In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is to provide long-term capital growth.  The Fund’s investment objective may not be changed without the prior approval of a “majority” of the Fund’s outstanding shares (as defined by the 1940 Act).

The principal investment policies of the Fund and the principal risks of an investment in the Fund are described in the Fund’s Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and certain other matters. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

Writing Covered Call Options.  When the Adviser believes that individual portfolio securities are approaching the top of the Adviser’s growth and price expectations, covered call options (calls) may be written (sold) against such securities.  When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise date”).  To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction”.  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Fund writes options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of the Fund’s net assets.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes.  When short term gains are distributed to shareholders, they are taxed as ordinary income.  If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Fund will only write options, which are issued by the Options Clearing Corporation and listed on a national securities exchange.  Call writing affects the Fund’s portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

Purchasing Put Options.  The Fund may purchase put options.  As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities.  An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations.  The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security.  By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security.  If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option.  In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its net assets to premiums when purchasing put options.  The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price.  The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Options Transactions Generally.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may exist imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options.  In addition, the options activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.  The success of the Fund in using the options strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

The use of options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore, the number of options the Fund may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities.  The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs).  ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.  Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

Although the Fund is not limited in the amount of foreign securities it may acquire, it is presently expected that the Fund will not invest more than 10% of its assets (as measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of the prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

U.S. Government Securities.  The Fund may invest in debt obligations, which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein.  The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund’s shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to the payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S.  Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest.  These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act.  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times as least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Fund’s custodian, either directly or through a securities depository.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  BANKERS’ ACCEPTANCES are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A CERTIFICATE OF DEPOSIT (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more.  COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Forward Commitment and When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case the Fund could incur a short-term gain or loss.

Unseasoned Issuers.  The Fund may invest a portion of its assets in small, unseasoned companies.  While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations.  In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to wider price fluctuations.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.  The Fund does not currently intend to invest more than 5% of its net assets in the securities of unseasoned issuers.

Investment Company Securities.  The Fund may also invest up to 10% of its total assets in securities of other investment companies.  Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees.  The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

Borrowing and Pledging.  The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings.  To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated.  If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Fund would incur interest and other transaction costs in connection with such borrowing.  The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.  The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

Temporary Defensive Positions.  As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government obligations, repurchase agreements or money market instruments.  When the Fund makes such investments as a temporary defensive measure, it is not pursuing its investment objective.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund as defined in the 1940 Act.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund MAY NOT:

(1)  Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)   Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3)    Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4)   Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(5)   Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(6)  Write, purchase or sell commodities, commodities contracts, futures contracts or related options (except that the Fund may write covered call options as described in the Prospectus);

(7)  Invest more than 25% of its total assets in the securities of issuers in any particular industry, except that this restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities;

(8)  Invest for the purpose of exercising control or management of another issuer; or

(9)  Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable), which own or deal in such things.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation 1.  The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 4.  The statements of intention in this paragraph reflect the non-fundamental policies, which may be changed by the Board of Trustees without shareholder approval.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.” A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period.

Generally, the Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and the Fund’s longer term perspective will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.  For the fiscal years ended March 31, 2011, 2010, and 2009, , the Fund’s portfolio turnover rates were 169%, 204%, and 245%,  respectively. The Fund’s high portfolio turnover rate during the fiscal years ended March 31, 2011 and March 31, 2010,respectively, resulted from a number of factors, including the Adviser’s sales of certain portfolio securities at a gain in an effort to utilize tax loss carry forwards from previous years.  The Fund’s substantially high portfolio turnover rate during the fiscal year ended March 31, 2009, resulted from the Adviser’s active management of the Fund’s portfolio during a prolonged period of market volatility.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures concerning the dissemination of information about the portfolio securities holdings of the funds by employees, officers and/or directors of the Adviser, the Distributor and the Transfer Agent.  These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC.  Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information.  While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, such need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the fund, which could negatively affect the prices that the Fund is able to obtain in portfolio transactions or the availability of the portfolio securities that portfolio managers are trading in on the fund’s behalf.

The Fund’s Investment Adviser, its affiliates and their respective employees, officers and directors shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of the Fund’s non-public portfolio holdings.  The receipt of investment Advisory fees or other fees and compensation paid to the Investment Adviser and its affiliates pursuant to agreements approved by the Fund’s Board of Trustees shall not be deemed “compensation” or “consideration” for these purposes.

Complete Fund portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information , or (2) is subject to a fiduciary obligation, as a member of the Fund’s Board of Trustees, or as an employee, officer and/or director of the Investment Adviser, Distributor or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for her/her personal account on the basis of such information:

■

Employees of the Fund’s Investment Adviser, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity);

■

The Fund’s certified public accountants and independent registered public accounting firm;

■

Members of the Fund’s Board of Trustees;

■

The Fund’s custodian bank;

■

A proxy voting service designated by the Fund and its Board of Trustees;

■

Rating/ranking organizations (such as Lipper and Morningstar);

■

Portfolio pricing services retained by the Investment Adviser to provide portfolio security prices, and Dealers, to obtain bids (price quotations, if securities are not priced by the Fund’s regular pricing services).

■

Portfolio holdings information (which may include information on a Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Investment Adviser or attorneys, if any, on the staff of the Investment Adviser, Distributor, or Transfer Agent, in the following circumstances:

■

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

■

Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation, requests for information in inspections or for position reporting purposes);

■

To potential sub-Advisers of portfolios (pursuant to confidential agreements);

■

To consultants for retirement plans for plan sponsors/discussion at due diligence meetings (pursuant to a confidentiality agreement);

■

Investment bankers in connection with merger discussions (but only pursuant to confidentiality agreements)

The Fund’s shareholders may, under unusual circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their fund shares paid as pro rata shares of securities held in the Fund’s portfolio.  In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

The Chief Compliance Officer of the Fund, the Investment Adviser, the Distributor and Transfer Agent (each a “CCO” and collectively, the “CCOs”) shall oversee the compliance by the Investment Adviser, the Distributor the Transfer Agent and their respective personnel with these policies and procedures.  At least annually, the CCO shall report to the Board of Trustees on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies.  The CCO of the Fund is required to report to the Board of Trustees any material violation of these policies and procedures during the previous calendar quarter and shall make a recommendation to the Board of Trustees and to the Investment Adviser, the Distributor and the Transfer Agent as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

EXCESSIVE TRADING POLICIES AND PROCEDURES

The policies and procedures adopted by the Board of Trustees with respect to short-term and excessive trading of Fund shares are described in the Prospectus.  The Fund has no arrangements with any person to permit market timing.

MANAGEMENT OF THE FUND

OVERSIGHT ROLE OF THE BOARD OF TRUSTEES; BOARD COMPOSITION AND STRUCTURE

The role of the Board of Trustees in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser and the Distributor, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). In connection with its oversight role, the Board, or its committees or their designees, interacts with and receives reports from, senior personnel of the Fund’s service providers, which include, among others,  senior investment personnel of the Adviser (including personnel with responsibility for management of the Fund’s portfolio), the Fund’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer. The Fund’s Portfolio Manager is also the Fund’s Chief Compliance Officer.  The Board’s oversight responsibility requires that the Board take these multiple roles into account.

The Board’s Audit Committee (which consists of all of the Independent Trustees) meets during its scheduled meetings with, and between meetings have access to, the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations relating to specific operational and investment functions, such as trading practices (including brokerage allocation and execution) and investment research. From time to time, the Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address a variety of operational and compliance matters. In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio. However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s Portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.

 The 1940 Act requires that at least 40% of the Fund’s trustees  be trustees who are not “interested trustees” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Moreover, in order to rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees  must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Fund’s Trustees are Independent Trustees.  Although the Board does not currently have a Chairman, the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, and management. The Independent Trustees do not have counsel separate from counsel to the Fund.

The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees (“Board”).  The Board, in turn, elects the officers of the Trust to actively supervise its day-to-day operations.  The following is a list of the Trustees of the Trust.  None of the Trustees is an “interested person” of the Trust, as defined by the 1940 Act.

NAME, ADDRESS AND AGE	LENGTH OF TIME SERVED	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Joseph Masella (age 61 ) P.O. Box 5000 Syracuse, NY 13250	Since February 1997	Trustee	Executive Vice President and a Director of Unity Mutual Life Insurance Company; President and a Director of Univest Clinton, Inc. (a holding company); Director of Unity Financial Life Insurance Company, Family Unity Holdings, LLC (a holding company), Confidential Planning Corporation (a financial services marketing firm), and the Life Insurers’ Council (a trade association).	1
Mark E. Wadach (age 60 ) 100 Treeland Circle Syracuse, NY 13219	Since February 1997	Trustee	Sales representative for Upstate Utilities Inc. from October 2007 – present. Sales representative for Mirabito Gas & Electric Company from October 2000 - October 2007. Prior to October 2000, a Mortgage Consultant for Syracuse Securities (a real estate financing firm).	1
John R. Dobek (age 56)	Since June 2007	Trustee	Executive Vice President Commercial – Non Ferrous Products Stainless Steel and Aluminum Division, Mac Steel, 7643 Edgecomb Drive Liverpool, NY 13088	1

*

The following is a list of the executive officers of the Trust, each of whom is an “interested person” of the Trust, as defined by the 1940 Act.

NAME, ADDRESS AND AGE	LENGTH OF TIME SERVED	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Gregg A. Kidd (age 49) 5710 Commons Park E. Syracuse, NY 13057	Since November of 1996 1996-2010	President Trustee	President of Pinnacle Advisors, LLC (the Fund’s investment adviser) and Pinnacle Investments, Inc. (the Fund’s principal underwriter). Has served as Vice President of Pinnacle Investments Inc. and Pinnacle Investment Advisers LLC since 1996.	1
Daniel F. Raite (age 61 ) 507 Plum St. Syracuse, NY 13204	Since March 2003	Treasurer	Has served as Vice President of Pinnacle Investments Inc. and Pinnacle Investment Advisers LLC since 1996.

Michael M. Samoraj (age 51 ) 5710 507 Plum St. Syracuse, NY 13204	Since March 2003	Secretary and CCO	Registered Principal with Pinnacle Investments Inc. since 1999. Prior to 1999, Mr. Samoraj was a registered representative for Pinnacle Investments Inc.

Board Committees.  The Board of Trustees has established an Audit Committee, which oversees the Fund’s accounting and financial reporting policies and the independent audit of its financial statements.  The members of the Audit Committee are John Dobek, Joseph Masella, and Mark E. Wadach.  The Audit Committee held four meetings during the fiscal year ended March 31, 20101 The Board of Trustees has also established a Valuation Committee, to which the Board has delegated certain responsibilities in connection with procedures adopted by the Board that are intended to enable proper valuation of the portfolio securities of the Fund. The Valuation Committee, which consists of Joseph Masella and Mike Samoraj met four times during the fiscal year ended March 31, 2011.   The Board of Trustees has held no nominating or compensation committee or any committee performing similar functions.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as December 31, 2011.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee

Joseph Masella	Over $100,000	Over $100,000
Mark E. Wadach	$10,001 - $50,000	$10,001 - $50,000
John R. Dobek	$0 - $10,000	$0 - $10,000

Officer and Trustee Compensation.  With the exception of Michael M. Samoraj, who is affiliated with both the Adviser and the Underwriter, no director, officer or employee of the Adviser or the Underwriter receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Mr. Samoraj receives a salary from the Trust for his services as Chief Compliance Officer. Each Trustee who is not an “interested person” of the Trust receives from the Trust a fee of $500 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2011 to Trustees who are not “interested persons” of the Trust:

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
John R. Dobek	$2,000	None	None	$2,000
Joseph Masella	$2,000	None	None	$2,000
Mark E. Wadach	$2,000	None	None	$2,000
Daniel F. Raite	None	None	None	None
Michael M. Samoraj	$18,000	None	None	None
Gregg A. Kidd	None	None	None	None

THE INVESTMENT ADVISER

Pinnacle Advisors LLC (the “Adviser”), 507 Plum Street, Syracuse, New York 13057, is the Fund’s investment manager.  Gregg A. Kidd, as the President and controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Mr. Kidd is also the President and a controlling shareholder of the Underwriter, as well as the President of the Trust.

The Investment Advisory Agreement.  Under the terms of the Investment Advisory Agreement between the Trust and the Adviser (“Advisory Agreement”), the Adviser manages the Fund’s investments.  The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1% of its average daily net assets up to $100 million, .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million.

During the fiscal year ended March 31, 2011, the Fund paid the Adviser a fee of $21,168. The Adviser voluntarily waived a portion of the fee that it was entitled to receive during fiscal 2011.  The Adviser is not under any contractual obligation to waive advisory fees.  During the fiscal year ended March 31, 2009, the Fund paid the Adviser a fee of  $37,963. During the fiscal year ended March 31, 2010, the Fund paid the Adviser a fee of $25, 635.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund’s shares (see “Distribution Plan”), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party.  The Fund may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer, Trustee or employee of the Trust, who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, the Advisory Agreement will remain in force until March 31, 2012,, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser.  The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules there under.

Annual Approval of the Investment Advisory Agreement.   Each year the Board of Trustees, including a majority of the independent Trustees, is required to determine whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.  The factors considered by the Board of Trustees, including a majority of the independent Trustees, in connection with its most recent approval of the continuation of the Advisory Agreement is set forth in the Fund’s Annual Report Shareholders dated as of March 31, 2011, as amended on July 21, 2011.

Portfolio Manager.   Michael M. Samoraj, Secretary and Chief Compliance Officer of the Fund replaced Gregg A. Kidd, as Portfolio Manager of the Fund on April 10, 2007. In his role as Portfolio Manager, Mr. Samoraj is responsible for the day-to-day management of the Fund’s investments.  Mr. Samoraj is an employee of the Adviser and is also employed by Pinnacle Investments, Inc., a registered broker-dealer and registered investment adviser, which serves as principal underwriter of the Fund (the “Underwriter”) and is also engaged in a retail securities brokerage business.

In addition to his responsibilities as Secretary, Chief Compliance Officer, and Portfolio Manager of the Fund, Mr. Samoraj serves as a Financial Consultant for the Underwriter and, in that capacity, handles accounts for customers of the Underwriter on a non-discretionary basis.  Mr. Samoraj does not manage any other portfolios or accounts other than the Fund’s portfolio on a discretionary basis. The following table provides information regarding the portfolios and accounts managed by Mr. Samoraj as of March 31, 2011.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed
Michael M. Samoraj	1	$2,943,537.00	0	0	0	0

► Conflicts of Interest.  As indicated above, Michael M. Samoraj serves as the Portfolio Manager and Chief Compliance Officer for the Fund.  Mr. Samoraj is also employed by the Underwriter, which is engaged in the retail securities brokerage business, and, as a Financial Consultant, he also handles other accounts for retail customers of the Underwriter on a non-discretionary basis. Mr. Samoraj receives compensation from the Fund in the form of service fees that are attributable to shares of the Fund held by retail accounts of the Underwriter for which he is the broker of record.  Mr. Samoraj’s multiple roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to retail customers of the Underwriter.  Such conflicts could occur whether the investment objectives and strategies of those customers are the same as, or different, from, the Fund’s investment objectives and strategies.  For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another account having similar investment objectives and strategies or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all accounts handled by the Portfolio Manager have fee structure that is the same as or similar to that of the Fund.  In fact, the Portfolio Manager may receive transaction-based compensation in the form of commissions on certain accounts rather than a fee.  If the compensation structure of another account is more advantageous to the Underwriter than the fee structure of the Fund, the Portfolio Manager could have an incentive to favor that other account. However, the Adviser’s compliance procedures and Code of Ethics recognize the Advisor’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another.  It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

►Compensation of the Portfolio Manager.  The Fund’s Portfolio Manager is an employee of the Adviser. He receives compensation from the Advisor which is structured as a percentage of the advisory fee (21.48%) received by the Advisor from the Fund.

►Ownership of Fund Shares.  The following table shows the Portfolio Manager’s beneficial ownership of shares of the Fund as of March 31, 2011.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares of All Funds Overseen
Michael M. Samoraj	$0 - $10,000	$0 - $10,000

THE UNDERWRITER

Pinnacle Investments, Inc., 507 Plum Street, Syracuse, NY 13204, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund.  The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.

Shares of the Fund are offered to the public on a continuous basis subject to a front-end sales charge (load) implemented on May 14, 2007, which decreases as a percentage of the public offering price as determined by a breakpoint schedule at successively higher levels of investment. As described in the Prospectus dated July 28, 2009,  the front-end sales charge is eliminated on purchases of $1 million or more.  From April 1, 2005 through May 11, 2007, shares of the Fund were offered to the public at net asset value.  The sales charge schedule that had been in effect since the Fund’s inception (May 12, 1997) was eliminated on April 1, 2005.

The Underwriter allows concessions to dealers who sell shares of the Fund. During the fiscal years ended March 31, 2011, and March 31, 2010 the aggregate commissions collected on sales of the Fund’s shares were $9,560 and $4,081, respectively, of which the Underwriter paid $1,057 and $408, respectively, to unaffiliated broker-dealers in the selling network and retained $8,503 and $3,673, respectively, from underwriting and broker commissions.

By its terms, the Trust’s Underwriting Agreement will remain in force until March 31, 2012, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Underwriting Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Underwriter.  The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules there under.

Gregg A. Kidd is an affiliated person of the Trust,  the Adviser  and the Underwriter.  He is the President and controlling shareholder of both the Adviser and the Underwriter.  As such, Mr. Kidd may directly or indirectly receive benefits from the advisory fees paid to the Adviser as well as revenues received by the Underwriter.  The Underwriter receives revenues from the Fund  in the form of:  (i)  the portion of the initial sales charge retained by the Underwriter;  (ii) commissions received by the Underwriter as a result of its execution of portfolio transactions for the Fund; and (iii) service fees received  as a result of the Fund’s Service Fee Plan.

Service Fee Plan and Agreement.   The Fund adopted a Service Fee Plan and Agreement effective as of July 30, 2007, pursuant to which the Fund is permitted to reimburse the Underwriter for a portion of its costs incurred in connection with the personal service and the maintenance of shareholder accounts (“Accounts”) that hold shares of the Fund (“Shares”).  The Underwriter is authorized under the Plan to pay “Recipients” as hereinafter defined, for rendering services and for the maintenance of Accounts.  Under the Plan, which is intended to comply with NASD Conduct Rule 2830, the Recipients are intended to have certain rights as third-party beneficiaries under this Plan.  The Plan is not intended to be a distribution plan within the meaning of Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).  As a result of his equity interests in the Underwriter and the Adviser, Mr. Kidd may derive economic benefits as a result of the adoption and implementation of the Plan. As a result of his role as a registered representative with the Underwriter, Mr. Samoraj derives economic benefits from the Plan in the form of service fees.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In connection with the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

Subject to the requirements of the 1940 Act and certain procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Underwriter. The procedures adopted by the Fund are designed to ensure that  compensation paid to the Underwriter, which is an affiliate of the Fund,  in connection with such transactions are consistent with the requirements of applicable rules under the 1940 Act.  These procedures require board oversight of the Fund’s brokerage transactions effected through the Underwriter.

During the fiscal years ended March 31, 2011, 2011 and  2009,  , the Fund paid brokerage commissions of $28,010 $29,652 and $38,210,   respectively. With respect to the fiscal year ended March 31, 2011 the Underwriter received 100.00% of the Fund’s aggregate brokerage commissions for effecting 100.00% of the aggregate dollar amount of transactions involving brokerage commissions.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions, may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average price for all transactions of the Adviser in that security on a given business day, with all costs shared on a pro rata basis.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  However, subject to board oversight, the Underwriter and other affiliates of the Trust or the Adviser may affect securities transactions, which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms.  Neither the Underwriter nor affiliates of the Trust, the Adviser or the Underwriter will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.  During the fiscal years ended March 31, 2011, 2010, and 2009, , the Fund paid brokerage commissions to the Underwriter of $28,010 $23,933.44, and $38,210, and $55,582..

Code of Ethics.  The Trust, the Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel to invest in securities that may be purchased or held by the Fund.  The Code of Ethics adopted by the Trust, the Adviser and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

CALCULATION OF SHARE PRICE

Shares of the Fund are offered to the public on a continuous basis at net asset value plus the applicable initial sales charge.  The net asset value of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr.  Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected.

In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day.  Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by Nasdaq.  If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by Nasdaq.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review and monitor the methods used by such services to assure its members that securities are appropriately value.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of March 31, 2011, the Fund had capital loss carryforwards for federal income tax purposes of approximately $2,387,891, of which $1,482,962 will expire in 2012, $267,408will expire in 2014, , and  $637,521 will expire in 2018.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash.  Portfolio securities, which are issued as an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:

P

=

a hypothetical initial payment of $1,000

T

=

average annual total return

n

=

number of years

ERV

=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment.  The average annual total returns of the Fund for the one-year period ended March 31, 2011, for the five-year period ended March 31, 2011 and for the ten-year ended March 31, 2011, are -1.17%, -3.20% and -3.93% respectively.

The Fund may also advertise total return (a “non-standardized quotation”) which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This computation does not include the effect of the applicable sales charge, which if included, would reduce total return.  A non-standardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.  For example, the Fund’s average annual compounded rates of return (computed without the applicable sales charge) for the one-year period ended March 31, 2011, for the five-year period ended March 31, 2011 and for the ten-year period ended March 31, 2011 are -1.14%, -2.71% and -3.68%, respectively.  A non-standardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is no guarantee of future results.

LIPPER INC. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

MORNINGSTAR, INC., an independent rating service, rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

PRINCIPAL SECURITY HOLDERS

_____________________________________________

As of  June 30, 2011, Community Bank, NA, for the exclusive benefit of Romano Auto Network, 6 Rhoads Drive, owned of record 6.38% of the outstanding shares of the Fund.

As of June 30, 2011, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1.5% of the outstanding shares of the Fund. As of that date, the following Trustees and/or Officers owned of record or beneficially, the following percentages of shares of the Fund:  Mr. Masella, 1.4%, Mr.Wadach, 0.001%, Mr. Dobek, 0.0007% and Mr. Samoraj, 0.002%, respectively.    As of that date, neither Mr. Kidd nor  Mr. Raite owned any shares of the Fund beneficially or of record.

CUSTODIAN

Huntington National Bank, 7 East Oval EA4E95, Columbus, OH 43219, serves as custodian for the Fund’s investments.  As custodian, Huntington National Bank is responsible for the safekeeping of the Fund’s portfolio securities and the collection of all income and other payments with respect thereto.  In addition, Huntington National Bank disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Sanville & Company, 1514 Old York Road, Abington, PA currently serves as independent registered public accounting firm for the Trust.  Sanville & Company performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

The law firm of Patricia C. Foster, Esq. PLLC of Pittsford, New York serves as counsel to the Fund.

TRANSFER AGENT

The Fund’s transfer agent, Mutual Shareholder Services LLC (“MSS”), 8000 Town Centre Dr., Suite 400, Broadview Heights., OH 44147, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  MSS receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $11.50 per account, provided, however, that the minimum fee is $775 per month.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

MSS also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable MSS to perform its duties, the Fund pays MSS a base fee of $1,750 per month.  Since the fund is less than $10,000,000 MSS has reduced the above fees based on the assets of the fund.

MSS also provides limited administrative services to the Fund.  In this capacity, MSS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  MSS supervises the preparation of reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions.

PROXY VOTING PROCEDURES

The Fund is required to disclose its complete proxy voting record on Form N-PX which is filed annually with the Securities and Exchange Commission (“SEC”).  Form N-PX, as filed, is available, free of charge, upon written request to the Fund at 8000 Town Centre Drive, Ste 400, Broadview Heights, OH 44147 or calling toll free at 1-800-535-9169.  It is also available on the SEC’s website (www.SEC.gov.)

The Board of Trustees has approved proxy voting procedures for the Trust.  These procedures set forth the guidelines and procedures for the voting of proxies relating to securities held by the Fund.  The Trustees are responsible for overseeing the implementation of the procedures.  Records of the Fund’s proxy voting history are maintained and available for inspection.

Copies of the proxy voting procedure have been filed with the Securities and Exchange Commission, which may be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. and are also available on the SEC’s website (www.sec.gov).  A copy will also be sent to you, free of charge, upon your written request by writing to the Fund at 8000 Town Centre Drive, Ste 400, Broadview Heights, OH 44147, or calling toll free at 1-800-535-9169.  A copy of the Trust’s Proxy Voting Policy and Proxy Voting Procedures is also attached to this SAI as Exhibit B.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Sanville & Company, and the independent auditors’ report  thereon are incorporated herein by reference to the Annual Report of the Fund dated March 31, 2010 as filed with the Securities and Exchange Commission on May 28, 2010 (“Annual Report”).    The financial statements of the Fund and are incorporated herein by reference to the Annual Report.

APPENDIX A – BOND RATINGS DEFINITIONS

The various ratings used by Moody’s Investors Service, Inc.  (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

THE RATINGS OF MOODY’S AND S&P FOR CORPORATE BONDS

IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

THE RATINGS OF MOODY’S AND S&P FOR PREFERRED STOCKS
IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s Investors Service, Inc.

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s Ratings Group

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

APPENDIX B

PROXY VOTING POLICY

OF

NYSA SERIES TRUST

PREFACE

Nysa Series Trust (formerly known as “The New York State Opportunity Funds” and referred to herein as the “Trust”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Trust Act of 1940, as amended (the “1940 Act”).  The Trust is a series Trust, meaning that it can offer an indefinite number of series of Trust shares (each such series is called a “Fund” and together the “Funds”).  The Trust currently offers shares of a single Fund, but may offer shares of additional Funds in the future.  Although this policy will address itself to a single Fund, this policy applies equally with respect to the Trust’s currently existing Fund and any future Funds that may be offered by the Trust.

The Trust’s affairs are generally managed by its Board of Trustees (the “Board” or the “Trustees”).  Among its obligations to the Fund’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio.  The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund’s shareholders.  The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues.  Consistent with its duty of loyalty, the Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1.

General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives.  The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value or conflict with the Fund’s policies regarding management and corporate governance.  In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

2.

Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise.  The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole.  Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders.  The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

o

In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s).

o

The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

o

Whether the slate of director nominees promotes a majority of independent directors on the full board.  The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

o

A director nominee’s attendance at less than 75% of required meetings.  Frequent non-attendance at board meetings will be grounds for voting against re-election.

o

Existence of any prior SEC violations and/or other criminal offenses.  The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board.  To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors.  When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors.  The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.  As previously stated, each issue will be analyzed on an item-by-item basis.

3.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:  (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.  When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.

Corporate Defenses.  Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors:  (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder  rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.

Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv.

Executive Compensation.  The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values.  The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company.  Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance.  The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.

Independent Auditors.  The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees.  In reliance on the audit committee’s recommendation, the Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4.

Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.

Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

o

Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

o

The percentage of assets of the company that will be devoted to implementing the proposal;

o

Whether the issue is more properly dealt with through other means, such as through governmental action;

o

Whether the company has already dealt with the issue in some other appropriate way; and

o

What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company.  The Board believes that such proposals are inconsistent with its duty to seek long-term value for company shareholders.  The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.  The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES

OF

NYSA SERIES TRUST

FORMERLY KNOWN AS

THE NEW YORK STATE OPPORTUNITY FUNDS

1.

The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Trust as the persons responsible for voting all proxies relating to securities held in the Fund’s accounts (the “Proxy Voting Officers”).  Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.

Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”).  Conflict of interest transactions include, but are not limited to, situations where:

o

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

o

an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

o

an Affiliated Entity has a personal or business relationship with a candidate for Trusteeship; or

o

an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter.  The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.

Report to the Board of Trustees

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.  The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.

Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Trust shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Trust’s website.  The Trust’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus.  The Trust shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.

Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

o

copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

o

a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

o

the analysis undertaken to ensure that the vote cast is consistent with this Policy;

o

copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;

o

copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;

o

copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

o

copies of all votes cast;

o

copies of all quarterly summaries presented to the Board; and

o

copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.